Exhibit 99.1

Investor Presentation August 2013

Forward Looking Statements The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission. CVR Refining, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 1

Today’s presenters 2 Jack Lipinski Chief Executive Officer Susan Ball Chief Financial Officer Jay Finks Director of Investor Relations

Company Overview

CVR refining™

- Owns two of only seven refineries in the underserved Group 3 of the PADD II region – refining capacity of 185 thousand barrels per day ("Mbpd") and a weighted average complexity of 11.5 between the two refineries
  - Represents ~22% of regional refining capacity
- Strategic location and logistics assets provide access to price-advantaged mid-continent, Bakken and Canadian crude oils
- Favorable products demand / supply dynamics, with local demand on average 13.8% higher than local fuel production over 2008-2012[(1)]

Refinery	Capacity (Mbpd)	Complexity
Coffeyville	115	12.9
Wynnewood	70	9.3
CVR Refining	185	11.5



Canada
Bakken
ND
MN
WI
SD
WY
Jackson
Sioux Falls
Sioux City
IA
Des Moines
NE
Omaha
IL
Salt Lake City
UT
DJ Basin (Niobrara)
CO
Denver
Phillipsburg
KS
Kansas City
Topeka
Columbia
MO
Plainville
Wichita
Anadarko Basin (Miss Lime)
Cushing
Oklahoma City
Bartlesville
AR
Permian Basin
Midland
Wichita Falls
TX
LA
Seaway Pipeline
Sugar Land
Freeport
Legend
Coffeyville Refinery
Wynnewood Refinery
Other PADD II Group 3 refineries
CVR Refining Crude Transportation
CVR Refining Crude Oil Pipeline
Third-Party Crude Oil Pipeline
CVR Refining Headquarters

Key operational data[(2)]:



Crude throughput (181,999 bpd)
Sweet 78.6%
Medium 10.3%
Heavy Sour 11.1%
Production (193,376 bpd)
Gasoline 48.4%
Distillate 40.7%
Other(3) 10.9%

Leading independent mid-con refiner with world class strategically located refineries and supporting logistics assets

(1) Based on EIA data, including gasoline and ultra-low sulfur diesel (ULSD) demand and production in the states of Kansas, Oklahoma, Missouri, Nebraska, and Iowa.
(2) Data for last twelve months June 30, 2013.
(3) Other includes pet coke, asphalt, natural gas liquids ("NGLs"), slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel.

3

High Quality Refineries: Coffeyville

CVR refining™

Summary

- 115,000 bpd of crude throughput capacity
  - 12.9 complexity
  - Located in Kansas in Group 3 of the PADD II region
  - Access to cost-advantaged, WTI price-linked crude oils (100% of crude slate) – local and Canadian
  - ~100 miles from Cushing, Oklahoma
- High complexity refinery with last twelve months June 30, 2013 product yield including gasoline (48.1%), distillate (41.6%), and pet coke and other specialty products (10.3%)
- Sales and distribution primarily to the central mid-continent
- Over $700 million invested since 2005 to modernize the refinery and meet more stringent environmental, health, and safety requirements
- Two-phase turnaround completed in early 2012 at a total cost of ~$89 million

Crude oil & product mix (1)


Crude oil throughput
Heavy sour 16.6%
Light/medium sour 3.9%
Sweet 79.5%
122,538 bpd


Production
Other (2) 10.3%
Gasoline(3) 48.1%
Distillate 41.6%
133,885 bpd

Management's proven track record

	2005 (Acquisition year)	Current
Operational Upgrades	Invested $700 million since 2005	Now, one of the most flexible Mid-Con refineries
Crude throughput capacity (bpsd) (4)	<90,000	~125,000
Feedstock flexibility	No heavy sour	Up to 25,000 bpd
Complexity	10.3	12.9
Gathered Barrels Capacity (bpd)	~7,000	~54,000

(1) For last twelve months June 30, 2013.
(2) Other includes pet coke, NGLs, slurry, sulfur and gas oil, excludes internally produced fuel.
(3) Includes 5.0% by volume used as blendstock.
(4) Barrels per stream day ("bpsd").

4

High Quality Refineries: Wynnewood

CVR refining

Summary

- 70,000 bpd of crude throughput capacity
  - 9.3 complexity
  - Located in Oklahoma in Group 3 of the PADD II region
  - Access to local cost-advantaged, WTI price-linked crude oils (100% of crude slate)
- For last twelve months June 30, 2013 product yield includes gasoline (49.0%), distillate (38.8%), asphalt and other products (12.2%)
- Sales and distributions primarily to Oklahoma market
- Turnaround was completed in Q4 2012 for a total of ~$103 million

Crude oil & product mix (1)

Crude oil throughput | **Production**


Light/medium sour 23.3%
Sweet 76.7%
59,461 bpd
Other (2) 12.2%
Distillate 38.8%
Gasoline 49.0%
59,491 bpd

Asset improvement opportunities

Project	Opportunity
Logistics	▪ Opportunity to share feedstocks based on unit economics
Crude slate	▪ Optimize crudes to improve consumed crude differentials and improve realized refining margin
Rail options	▪ Wynnewood connected to a BNSF main line – Property can accommodate new track and off-take infrastructure
Storage options	▪ Currently 500,000 barrels of storage – Sufficient land for significant additional storage / blending tanks

(1) For last twelve months June 30, 2013.
(2) Other includes asphalt, NGL's, slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel.

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Source: EIA and Wall Street research. (1) PADD II consolidated refinery statistics. (2) For the last twelve months ended June 30, 2013 (3) Operating expenses calculated on a per barrel of crude throughput and excluding SG&A and direct turnaround expenses. High Quality Assets Favorable high distillate yield (2) “Top quartile” consolidated asset profile (1) Low cost operator (operating expenses in $/bbl) (2) (3) 6 Median Capacity: 185.0 Median Complexity 9.7 NCRA CMC SR Capacity: 185 kbpd (Coffeyville & Wynnewood) Complexity: 11.5 (blended average) 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 Crude Unit Processing Capacity (000's bpd) Complexity Index 40.7% 40.3% 37.2% 36.2% 32.9% CVRR WNR HFC TSO NTI $5.07 $5.19 $6.27 $6.52 $6.52 CVRR NTI HFC WNR TSO

Strategically Located Mid-con Refineries Supply Network Marketing Network 7

Crude Advantage Sustainable Long Term

Increasing domestic and Canadian crude oil production

- Brent – WTI spread has declined to the $2.00 - $3.00 range from approximately $20.00 at the beginning of the year
- We expect WTI to continue to trade at a discount to Brent over the long term, but anticipate that this discount will vary over time
- Canadian production currently exceeds existing transportation capacity south to the U.S.

Regional Play Oil and NGL Forecasts



(MMbpd)
Historical
Forecast
2012 – 2017 increase: + 111%
2017 – 2022 increase: + 20%
7
6
5
4
3
2
1
0
2005
2007
2009
2011
2013
2015
2017
2019
2021
Permian (Vertical)
Permian (Horizontal)
Bakken
Anadarko Basin
Niobrara

Source: Wall Street Research, July 2013.
Note: Anadarko Basin includes Granite Wash, Mississippian Lime, and Woodford Shale.

Western Canada Crude Oil Forecasts



(MMbpd)
Historical
Forecast
2012 – 2017 increase: + 32%
2017 – 2027 increase: + 60%
7
6
5
4
3
2
1
0
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
Conventional
Oil Sands

Source: Canadian Association of Petroleum Producers, "Crude Oil Forecast, Markets & Transportation, June 2013."
Note: Oil sands production numbers are a combination of upgraded crude oil and bitumen. Production from off-site upgrading projects are included in the production numbers as bitumen.

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Crude Advantage Sustainable Long Term (cont’d) Both refineries benefit from the current WTI-Brent differential – 100% of crude input priced with reference to WTI WTI price-linked crudes are currently trading at a historically wide discount to waterborne foreign crudes, such as Brent Currently capable of gathering ~54,000 bpd of crudes from our gathering area at a discount to WTI Volumes are expected to increase further with the growth in the logistics infrastructure – targeting ~10% growth per annum Brent-WTI differential is expected to widen to $6 by end of 2013, according to EIA’s Short-term Energy Outlook dated August 6, 2013 Favorable crude differentials Spot crude differentials ($/bbl) 9 Source: ProphetX as of 8/12/2013. Historical Forward Current as of 8/12/13: Average (1/1/2005 – 8/12/2013): ($23.91) ($15.08) WCS - WTI ($1.76) ($4.99) WTI - Brent NTM average: ($4.94) ($22.33) ($25.67) ($18.34) WCS - Brent ($27.27) $0.27 ($0.77) WTI at Midland - WTI NA $(70.00) $(50.00) $(30.00) $(10.00) $10.00 $30.00 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14

Complementary Logistics Assets Logistics overview ~6.0MMbbls of total storage capacity, including ~6% of total crude oil storage capacity at Cushing 35,000 bpd of contracted capacity on the Keystone and Spearhead pipelines Currently gathering ~54,000 bpd of price-advantaged crudes from Kansas, Nebraska, Oklahoma, Missouri and Texas 350 miles of owned pipelines and over 125 crude oil transports and associated storage facilities Grown from ~7,000 bpd in 2005 to ~54,000 bpd currently and targeting growth of ~10% per year CVR Refining gathering network Crude storage owned / leased Total consumed crude discount to WTI (MMbbls) 10 Greater than 3,000 bpd 1,000 to 3,000 bpd 500 to 999 bpd 100 to 499 bpd 0 to 99 bpd Coffeyville Refinery Wynnewood Refinery CVR Refining Headquarters Legend Volumes gathered: Mississippian Lime 1.7 3.3 1.0 Cushing owned Wynnewood, Coffeyville, and gathering system Cushing leased 6.0 ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 $4.00 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 $/bbl

CVR Refining benefits from the favorable supply – demand dynamics for gasoline and distillates in its key supply area (Kansas, Oklahoma, Missouri, Nebraska, and Iowa) Since the mid-1990s, demand for gasoline and distillates in our key supply area has exceeded production, resulting in a need for imports from other regions, specifically from the U.S. Gulf Coast Over the five-year period ended December 31, 2012, local gasoline and distillate demand exceeded production by an average of 13.8% Group 3 market prices typically include a premium equivalent to the logistics cost for U.S. Gulf Coast suppliers to ship products into the region but this may vary Favorable Local End Product Supply-Demand 11 Regional supply and demand for distillates (1) (Mbpd) Regional supply and demand for gasoline (1) (Mbpd) Source: EIA; Distillates include jet fuel, kerosene and distillate fuel oil. (1) Based on data for the following states: Kansas, Oklahoma, Missouri, Nebraska and Iowa. PADD II Group 3 product pricing advantage

Strong Operating Track Record Utilization rate (1) High average annual refining utilization rate of 93.3% over 2009 – 2012 Source: Company data and peer group filings. (1) Refinery utilization defined as crude throughput divided by the capacity of the refinery. (2) 2009 and 2010 utilization rate is not pro forma for the Wynnewood acquisition. (3) 2011 utilization rate is full year pro forma for Wynnewood acquisition. (4) Turnaround year 12 (2) (2) (3)(4) (4) 93.3% 94.1% 98.6% 92.4% 91.5% 104.9% 2009 - 2012 average 2009 2010 2011 2012 1H 2013

Financial Overview

Source: Company filings. Note: 2009 and 2010 numbers for Coffeyville only. (1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. (2) Represents EBITDA adjusted for FIFO impact, share-based compensation, loss on extinguishment of debt, major scheduled turnaround expenses, Wynnewood acquisition transaction fees and integration expenses, loss on disposition of assets and unrealized gains and losses on derivatives. Historical Financial Summary Refinery crude throughput Refining gross margin (1) Capital expenditures 14 Adjusted EBITDA (2) (mbpd) ($ in millions) ($/bbl) ($ in millions) Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition $147.3 $152.6 $842.7 $1,176.2 $531.7 $560.5 2009 2010 2011 2012 1H 2012 1H 2013 $8.93 $8.07 $20.67 $26.98 $23.68 $22.80 2009 2010 2011 2012 1H 2012 1H 2013 $34.0 $21.2 $87.6 $120.2 $62.6 $80.1 2009 2010 2011 2012 1H 2012 1H 2013

Hedging Policy Locks in Attractive Spreads Hedged an average of ~67,000 bpd of production for 2013 and ~39,000 bpd in 2014 Crack spreads hedged at an average $26.69/bbl for 2013 and $28.90/bbl for 2014 Hedging provides protection in a downside scenario Ability to cover costs in a severe downside scenario 15 (1) Hedged crack spreads represent weighted-average price of all positions for respective quarters. Data as of August 12, 2013. Hedging Summary(1) 6.6 7.7 5.5 4.7 4.1 3.8 3.3 3.2 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 $27.00 $29.00 $31.00 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Hedged bbls (millions) Hedged crack spread ($/bbl)

Financial Strategy As of June 30, 2013, the cash balance at CVRR was $483 million Strong liquidity through committed credit facilities ($400 million ABL) Intermediation arrangement with Vitol reduces working capital requirements Liquidity management Capital structure The $500.0 million of Notes are unsecured Debt covenants allow for distributions when fixed charge coverage ratio is 2.5x or higher $150 million senior unsecured credit facility with CVR Energy to fund growth capex program Distributions Second quarter distribution of $1.35 paid on August 14, 2013, bringing cumulative cash distributions to $2.93 per common unit. Variable distribution with no MQD and no IDRs – 100% of available cash to be distributed Cash is reserved ratably for turnaround costs associated with both refineries 16

Appendix

 EBITDA represents net income before income tax expense, interest expense and other financing costs and depreciation and amortization. 18 Non-GAAP Financial Measures Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, non-cash share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, unrealized gains and losses on derivatives, loss on extinguishment of debt and expenses associated with the Gary-Williams acquisition. Management believes that EBITDA and Adjusted EBITDA enables investors to better understand our ability to make distributions to our common unit holders, evaluate our ongoing operating results and allows for greater transparency in the reviewing of our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

 Direct Operating Expenses (Excluding Major Scheduled Turnaround Expenses) Per Crude Oil Throughput Barrel is a measurement calculated by excluding major scheduled turnaround expenses from direct operating expenses (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP. Management believes direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput most directly represents ongoing direct operating expenses at our refineries. 19 Non-GAAP Financial Measures (cont’d)

Gross Profit (Excluding Major Scheduled Turnaround Expenses and Adjusted for FIFO Impact) Per Crude Oil Throughput Barrel is calculated as the difference between net sales, cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact, direct operating expenses (exclusive of depreciation and amortization) excluding scheduled turnaround expenses divided by our refineries’ crude oil throughput volumes for the respective periods presented. Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact is a non-GAAP measure that should not be substituted for gross profit or operating income. Management believes it is important to investors in evaluating our refineries’ performance and our ongoing operating results. Our calculation of gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact per crude oil throughput may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. 20 Non-GAAP Financial Measures (cont’d)

 Refining Margin Per Crude Oil Throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries' performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Statement of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. 21 Non-GAAP Financial Measures (cont’d)

 Refining Margin Per Crude Oil Throughput Barrel Adjusted for FIFO Impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. 22 Non-GAAP Financial Measures (cont’d)

Non-GAAP Financial Measures (cont'd)

($ in millions)

	CVR Refining, LP Historical Combined						CVR Refining, LP Pro Forma
	Year Ended December 31,						Year Ended December 31,
	2009	2010	2011	2012	1H 2012	1H 2013	2011
							(unaudited)
Net Income	$ 64.6	$ 38.2	$ 480.3	$ 595.3	$ 222.2	$ 614.6	$ 749.0
Add:							
Interest expense and other financing costs	43.8	49.7	53.0	76.2	37.8	24.6	41.7
Depreciation and amortization	64.4	66.4	69.8	107.6	52.9	56.4	98.9
EBITDA	172.8	154.3	603.1	779.1	312.9	695.6	889.6
Add:							
FIFO impact (favorable)/unfavorable[a]	(67.9)	(31.7)	(25.6)	58.4	95.0	(29.0)	(46.6)
Share-based compensation	2.5	11.5	8.9	18.5	10.7	6.1	8.9
Loss on disposition of assets	-	1.3	2.5	-	-	-	2.5
Loss on extinguishment of debt	2.1	16.6	2.1	37.5	-	26.1	2.1
Wynnewood acquisition transaction fees and integration expenses	-	-	5.2	11.0	8.3	-	5.2
Major scheduled turnaround expense	-	1.2	66.4	123.7	23.5	-	66.4
(Gain) loss on derivatives, net	65.3	1.5	(78.1)	285.6	108.5	(100.5)	
Current period settlements on derivative contracts	(27.5)	(2.1)	(7.2)	(137.6)	(27.2)	(37.8)	(85.4)
Adjusted EBITDA	$ 147.3	$ 152.6	$ 577.3	$ 1,176.2	$ 531.7	$ 560.5	$ 842.7

(a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

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Non-GAAP Financial Measures (cont’d) 24 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 1H 2012 1H 2013 2011 (unaudited) Direct operating expenses 142.2 $ 153.1 $ 247.7 $ 426.5 $ 164.3 $ 169.9 $ 345.0 $ Less: major scheduled turnaround expense - (1.2) (66.4) (123.7) (23.5) - (66.4) Direct operating expenses excluding major scheduled turnaround expenses 142.2 151.9 181.3 302.8 140.8 169.9 278.6 Crude oil throughput (bpd) 108,226 113,365 103,702 169,356 168,515 194,003 162,437 Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel 3.60 $ 3.67 $ 4.79 $ 4.89 $ 4.59 $ 4.84 $ 4.70 $ Year Ended December 31, CVR Refining, LP Historical Combined

 Non-GAAP Financial Measures (cont’d) 25 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 1H 2012 1H 2013 2011 (unaudited) Net sales 2,936.5 $ 3,905.6 $ 4,752.8 $ 8,281.7 $ 4,128.0 $ 4,412.1 $ 7,398.3 $ Cost of product sold 2,515.9 3,539.8 3,927.6 6,667.5 3,496.8 3,582.3 6,126.0 Direct operating expenses 142.2 153.1 247.7 426.5 164.3 169.9 345.0 Depreciation and amortization 64.4 66.4 69.8 107.6 52.9 56.4 98.9 Gross profit 214.0 146.3 507.7 1,080.1 414.0 603.5 828.4 Add: Major scheduled turnaround expense - 1.2 66.4 123.7 23.5 - 66.4 FIFO impact (favorable)/unfavorable (67.9) (31.7) (25.6) 58.4 95.0 (29.0) (46.6) Gross profit excluding major scheduled turnaround expenses and 146.1 115.8 548.5 1,262.2 532.5 574.5 848.2 adjusted for FIFO impact Crude oil throughput (bpd) 108,226 113,365 103,702 169,356 168,515 194,003 162,437 Gross profit excluding major scheduled turnaround expenses and 3.70 $ 2.80 $ 14.49 $ 20.36 $ 17.36 $ 16.36 $ 14.31 $ adjusted for FIFO impact per barrel Year Ended December 31, CVR Refining, LP Historical Combined

 Non-GAAP Financial Measures (cont’d) 26 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 1H 2012 1H 2013 2011 (unaudited) Net sales 2,936.5 $ 3,905.6 $ 4,752.8 $ 8,281.7 $ 4,128.0 $ 4,412.1 $ 7,398.3 $ Less: cost of product sold 2,515.9 3,539.8 3,927.6 6,667.5 3,496.8 3,582.3 6,126.0 Refining margin 420.6 365.8 825.2 1,614.2 631.2 829.8 1,272.3 FIFO impact (favorable)/unfavorable (67.9) (31.7) (25.6) 58.4 95.0 (29.0) (46.6) Refining margin adjusted for FIFO impact 352.7 334.1 799.6 1,672.6 726.2 800.8 1,225.7 Crude oil throughput (bpd) 108,226 113,365 103,702 169,356 168,515 194,003 162,437 Refining margin per crude oil throughput barrel 10.65 $ 8.84 $ 21.80 $ 26.04 $ 20.58 $ 23.63 $ 21.46 $ Refining margin per crude oil throughput barrel adjusted for FIFO impact 8.93 $ 8.07 $ 21.12 $ 26.98 $ 23.68 $ 22.80 $ 20.67 $ Year Ended December 31, CVR Refining, LP Historical Combined